EXHIBIT 10.7
INDEX TO SUMMARY OF JOINT VENTURE AGREEMENTS

Summary
Of
Joint Venture Agreement
(to set up Ningbo Pacific Cable Co., Ltd.)(“JV”)

Date of the Agreement:	December 22, 1993

Parties to the Agreement:	China Ningbo City Yin County Yinjiang Town Industrial Corporation. (“Party A”) PRC (APWC) Holdings Co., Ltd. (“Party B”) Sigma Cable Co. (Pte) Ltd. (“Party C”)

Name of JV:	Ningbo Pacific Cable Co., Ltd.

Purpose:	To manufacture and sell electric cables, including telecommunication cables, power cables and accessories, and design, construction and trading of equipment and turn key project related to the electric cables.

Size of Production:	800,000 KMS of telephone cables annually.

Registered Capital & Capital Contribution:	The total capitalization shall be 20,000,000 USD and the registered capital of the JV shall be 14,210,000 USD, with 770,000 USD to be contributed by Party A, 11,290,000 USD by Party B and 2,150,000 USD by Party C.

Shareholdings:	Party A: 5.42% Party B: 79.45% Party C: 15.13%

Organization:	The Board of Directors of JV shall consist of six (6) directors, one (1) of which shall be appointed by Party A, four (4) appointed by Party B and one (1) appointed by Party C. The Chairman of the Board of Directors shall be appointed by Party C, and the Vice Chairman appointed by Party A.

The JV shall have one (1) General Manager, a number of Deputy General Managers to be appointed by the Board of Directors.

Voting of Board of Directors:	To be specified in the Articles of Incorporation.

Duration:	The term of JV shall be fifty (50) years.

Termination:	In the event of (1) mutual agreement, (2) expiry of term, (3) receipt of termination notice from non-defaulting party, and (4) force majeure, JV agreement may be legally terminated.

Governing laws:	The laws of People’s Republic of China.

Dispute Resolution:	Beijing Arbitration Association or Arbitration Association of Singapore.

Language:	The JV Agreement shall be in Chinese language.

Summary
Of
Joint Venture Agreement
(to set up Shandong Huayu Pacific Fiber
Optics Communication Co., Ltd.)(“JV”)

Date of the Agreement:	September 2, 2002

Parties to the Agreement:	Hebei Huayu Co., Ltd. (“Party A”) PRC (APWC) Holdings Co., Ltd. (“Party B”) Sigma Cable Co. (Pte) Ltd. (“Party C”)

Name of JV:	Shandong Huayu Pacific Fiber Optics Communication Co., Ltd.

Purpose:	The JV shall manufacture and sell telecommunication optical fibers and related products.

Registered Capital & Capital Contribution:	The registered capital of the JV shall be 70,000,000 RMB. To be contributed by Party A in an amount of 35,700,000 RMB. Party B shall contribute in an amount of 23,100,000 RMB and Party C in an amount of 11,200,000 RMB.

Shareholdings:	Party A: 51% Party B: 33% Party C: 16%

Organization:	The Board of Directors of JV shall consist of seven (7) directors, four (4) of which shall be appointed by Party A, and three (3) appointed by Party B. The Chairman of the Board of Directors shall be appointed by Party A, and the Vice Chairman appointed by Party B.

The JV shall have one (1) General Manager, to be appointed by Party B, two (2) Deputy General Managers, the Senior Deputy General Manager shall be appointed by Party A. The Chief Financial Manager of JV shall be appointed by Party A.

Voting of Board of Directors:	The following matters shall be approved by unanimous consent of the Board of Directors:

1)	Amendment to the Articles of Incorporation,
2)	Dissolution, termination or liquidation of the JV,
3)	Increase of registered capital, transfer and adjustment of shareholding percentage of the Parties,

4)	Merger and divide-up of the JV,
5)	Loan or investment from a third party, and
6)	Appointment of independent auditors.

Other matters shall be adopted by an affirmative vote of a majority of directors.

Duration:	The term of JV shall be thirty (30) years.

Termination:	In the event of (1) mutual agreement, (2) expiry of term, (3) receipt of termination notice from non-defaulting party, and (4) force majeure, JV agreement may be legally terminated.

Governing laws:	The laws of People’s Republic of China.

Dispute Resolution:	Any dispute in relation to or resulting from the JV Agreement shall be referred to the Arbitration Association located in Beijing, PRC, and the award of such association shall be final.

Language:	The JV Agreement shall be in Chinese language.

Summary
Of
Joint Venture Agreement
(to set up Shandong Pacific Fiber
Optics Cable Co., Ltd.)(“JV”)

Date of the Agreement:	March 20, 2002

Parties to the Agreement:	PRC (APWC) Holdings Co., Ltd. (“Party A”) Shandong Yanggu Cable Co., Ltd. (“Party B”)

Name of JV:	Shandong Pacific Fiber Optics Cable Co., Ltd.

Purpose:	To manufacture and sell telecommunication optical fibers.

Registered Capital & Capital Contribution:	The total capitalization shall be 40,000,000 RMB and the registered capital of the JV shall be 30,000,000 RMB. Party A shall contribute in an amount of 15,300,000 RMB and Party B shall contribute in an amount of 14,700,000 RMB.

Shareholdings:	Party A: 51% Party B: 49%

Organization:	The Board of Directors of JV shall consist of seven (7) directors, four (4) of which shall be appointed by Party A, and three (3) appointed by Party B. The Chairman of the Board of Directors shall be appointed by Party A, and the Vice Chairman appointed by Party B.

The General Manager of JV shall be appointed by Party B. Among two (2) Deputy General Managers, the Senior Deputy General Manager shall be appointed by Party A. The Chief Financial Manager of JV shall be appointed by Party A.

Voting of Board of Directors:	The following matters shall be approved by unanimous consent of the Board of Directors:

1)	Amendment to the Articles of Incorporation,
2)	Dissolution, termination or liquidation of the JV,
3)	Increase of registered capital, transfer and adjustment of shareholding percentage of the Parties,
4)	Merger and divide-up of the JV,
5)	Loan or investment from a third party, and
6)	Appointment of independent auditors.

Other matters shall be adopted by an affirmative vote of a majority of directors.

Factory Site:	Party B shall lease to JV 2 factory buildings in 2,340 sq. meters, along with an adjacent land of 2,880 sq. meters, for consideration of rental in an amount of 200,000 RMB per year.

Duration:	The term of JV shall be fifteen (15) years.

Termination:	In the event of (1) mutual agreement, (2) expiry of term, (3) receipt of termination notice from non-defaulting party, and (4) force majeure, JV agreement may be legally terminated.

Governing laws:	The laws of People’s Republic of China.

Dispute Resolution:	Any dispute in relation to or resulting from the JV Agreement shall be referred to the Arbitration Association located in Beijing, PRC, and the award of such association shall be final.

Language:	The JV Agreement shall be in Chinese language.

Summary
Of
Joint Venture Agreement
(to set up Shandong Pacific Rubber Cable Co., Ltd.)(“JV”)

Date of the Agreement:	August 22, 2000

Parties to the Agreement:	PRC (APWC) Holdings Co., Ltd. (“Party A”) Shandong Yanggu Cable Co., Ltd. (“Party B”)

Name of JV:	Shandong Pacific Rubber Cable Co., Ltd.

Purpose:	To manufacture and sell rubber cables for mining and shipping purposes, for use at power plant, and light weight cables.

Size of Production:	3,000 MT per year.

Registered Capital & Capital Contribution:	The total capitalization shall be 45,000,000 RMB and the registered capital of the JV shall be 38,400,000 RMB. Party A shall contribute in an amount of 9,600,000 RMB and Party B shall contribute in an amount of 28,800,000 RMB.

Shareholdings:	Party A: 25% Party B: 75%

Organization:	The Board of Directors of JV shall consist of five (5) directors, two (2) of which shall be appointed by Party A, and three (3) appointed by Party B. The Chairman of the Board of Directors shall be appointed by Party B, and the Vice Chairman appointed by Party B.

The General Manager of JV shall be appointed by Party B, the Deputy General Manager shall be appointed by Party A. The Chief Financial Manager of JV shall be appointed by Party A.

Voting of Board of Directors:	The following matters shall be approved by unanimous consent of the Board of Directors:

1)	Amendment to the Articles of Incorporation,
2)	Dissolution, termination or liquidation of the JV,
3)	Increase of registered capital, transfer and adjustment of shareholding percentage of the Parties,
4)	Merger and divide-up of the JV, and
5)	Loan or investment from a third party.

Other matters shall be adopted by an affirmative vote of a majority of directors.

Sales:	The sales of products of JV shall be allocated as follows:
Export: 80% Domestic sales: 20%

Duration:	The term of JV shall be thirty (30) years.

Termination:	In the event of (1) mutual agreement, (2) expiry of term, (3) receipt of termination notice from non-defaulting party, and (4) force majeure, JV agreement may be legally terminated.

Governing laws:	The laws of People’s Republic of China.

Dispute Resolution:	Any dispute in relation to or resulting from the JV Agreement shall be referred to the Arbitration Association located in Beijing, PRC, and the award of such association shall be final.

Language:	The JV Agreement shall be in Chinese language.